SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

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JAG Large Cap Growth Fund

a series of

Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

Dear Shareholders:

The Board of Trustees of Mutual Fund Series Trust, an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of JAG Large Cap Growth Fund ( the “Fund” ), to be held at the offices of MFund Services LLC, 36 North New York Avenue, Suite 3F, Huntington, NY 11743, on [ ], 2020 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with JAG Capital Management, LLC, the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

By Order of the Board of Trustees

_______________________________________

Jerry Szilagyi, President

[ ], 2020

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [ ], 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.[ ].com

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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JAG Large Cap Growth Fund

a series of

Mutual Fund Series Trust

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2020

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Mutual Fund Series Trust (the “Trust”) on behalf of JAG Large Cap Growth Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of MFund Services LLC, 36 North New York Avenue, Suite 3F, Huntington, NY 11743, on [ ], 2020 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2020.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Agreement”) with JAG Capital Management, LLC (“JAG”), the Fund’s current investment adviser. No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.jagcapitalfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022 or by calling 1-855-552-4596.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND JAG CAPITAL MANAGEMENT, LLC

The Trustees are requesting that shareholders of the Fund approve the New Agreement between the Trust and JAG. Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s strategy, risks, objective, or portfolio manager.

Overview and Background

The primary purpose of this proposal is to enable JAG to continue to serve as the investment adviser to the Fund. JAG is a Missouri limited liability company with its principal office located at 9841 Clayton Road, St. Louis, Missouri 63124. On January 20, 2020, Daniel Ferry, Chairman of the Board of JAG’s parent company, died. Norman Conley, Chief Executive Officer of JAG, assumed actual control of JAG’s parent company upon Mr. Ferry’s death (the “Change of Control Event”) and has since acquired a majority interest of JAG’s parent company from Mr. Ferry’s estate (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an event that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Change of Control Event, as described above, is presumed to constitute a “change in control” of JAG for purposes of the 1940 Act and caused the “assignment” and resulting termination of the investment advisory agreement with JAG, dated November 29, 2011, as amended (the “Prior Agreement”).

At a special meeting of the Board on January 30, 2020, the Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and JAG (the “Interim Advisory Agreement”). The Interim Advisory Agreement allows JAG to manage the Fund for 150 days after the Change of Control Event or until a new investment advisory agreement between JAG and the Trust can be approved by shareholders (the “New Agreement”). The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; and (iii) the fees earned by JAG under the Interim Advisory Agreement will be held in escrow pending shareholder approval of the New Agreement.

The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, in order for JAG to continue to serve as the investment adviser to the Fund after the expiration of the Interim Advisory Agreement, the Trustees are requesting that shareholders approve the New Agreement. Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. JAG has served as the Fund’s investment adviser since December 21, 2011. JAG believes the Change of Control has

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not, and will not, result in any interruption or decrease in the quality of services provided by JAG. Mr. Conley was the Fund’s portfolio manager before the Change of Control Event and continues to serve as portfolio manager after the Change of Control Event.

The New Agreement will be identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Prior Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement.

At an in-person meeting on February 26, 2020 (the “Board Meeting”), the Board approved the New Agreement subject to shareholder approval.

The Advisory Agreements

The New Agreement, Interim Advisory Agreement and Prior Agreement (collectively, the “Advisory Agreements”) provide that JAG will continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. As compensation for these services, under the Advisory Agreements, JAG is entitled to receive, on a monthly basis, an annual advisory fee from the Fund equal to 0.80% of the Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, JAG pays all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of JAG. In the event that JAG pays or assumes any expenses of the Trust not required to be paid or assumed by JAG under the Advisory Agreements, JAG shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The New Agreement, like the Prior Agreement, automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the New Agreement, like the Current Agreement, may be terminated by JAG on 60 days’ notice to the Fund. The Advisory Agreements provide that JAG shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Under the Prior Agreement, the net fees earned by JAG for its advisory services to JAG Large Cap Growth Fund for the fiscal year ended September 30, 2019 was $622,750.

Subject to shareholder approval, the Trust will enter into the New Agreement with JAG. If the New Agreement with JAG is not approved by shareholders, the Board and JAG will consider other

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options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Agreement is only a summary. The New Agreement is attached as Exhibit A. You should read the New Agreement.

Information Concerning JAG

JAG is a Missouri limited liability company located at 9841 Clayton Road, St. Louis, MO 63124. The names, addresses, and principal occupations of the principal executive officers of JAG as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Norman B. Conley	Chief Executive Officer and Chief Investment Officer
Charles E. Dodson	Vice President and Chief Compliance Officer
Deborah W Mertz	Chief Financial Officer

* Each officer’s address is in care of JAG Capital Management, LLC, 9841 Clayton Road, St. Louis, MO 63124.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of JAG. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with JAG during the past fiscal year.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as three of the four Trustees are independent and will continue to be independent for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the New Agreement with JAG. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to

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be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Agreement.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of JAG’s personnel responsible for the day-to-day management of JAG Large Cap. The Board agreed that JAG’s team was dedicated to the continued success of the Fund and followed a rigorous approach to adherence with investment limitations and compliance. The Board noted that JAG’s investment and operational staff monitored JAG Large Cap’s portfolios daily and JAG’s investment team held formal meetings regularly to discuss JAG Large Cap. The Board discussed JAG’s sell discipline that monitored JAG’s holdings for any sell triggers that warranted additional review. The Board remarked that JAG reported no material compliance, regulatory or litigation issues since the last renewal of the Prior Agreement and observed that JAG had adequate errors and omissions insurance. The Board concluded that the services provided by JAG were satisfactory and in-line with its expectations.

Performance. The Board recognized that JAG Large Cap had underperformed its peer group, Morningstar category and the Russell 100 Growth Total Return Index over the 1-year period but had outperformed the peer group over the 3-year and 5-year periods and was in-line with the peer group since inception. The Board noted that JAG Large Cap outperformed the Morningstar category over the 3-year and since inception periods and was in-line with the Morningstar category over the 5-year period. The Board noted that JAG did not intend to make any changes to JAG Large Cap’s investment strategy because of short-term underperformance driven largely by security selection. After further discussion, the Board concluded that JAG Large Cap’s performance was acceptable.

Fees and Expenses. The Board recognized that JAG’s 0.80% management fee for JAG Large Cap was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board discussed that JAG Large Cap’s 1.25% net expense ratio was higher than the peer group and Morningstar category averages and medians, but well-below the highs of each. The Board concluded that the advisory fee for JAG Large Cap was not unreasonable.

Profitability. The Board observed that, based on the information JAG provided, JAG was managing JAG Large Cap at a reasonable profit. The Board concluded that JAG’s profit was not excessive.

Economies of Scale. The Board considered whether economies of scale had been realized with respect to the management of JAG Large Cap and concluded that based on JAG Large Cap’s current asset levels, it did not appear that JAG had achieved sufficient economies of scale to warrant breakpoints. The Board agreed that although JAG had not yet reached meaningful scale, it would revisit the issue as the size of JAG Large Cap materially increased.

Conclusion. Having requested and received information from JAG as it believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice and guidance of counsel, the Board concluded that approval of the New Agreement was in the best interests of JAG Large Cap and its shareholders.

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The Board of Trustees of the Trust recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on March 17, 2006. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains JAG as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as national distributor of the Fund. MFund Services LLC, located at 22 High Street, Huntington, New York 11743, provides the Trust with certain management and legal administrative services and compliance services. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, shares of beneficial interest of the Fund were issued and outstanding as follows:

Class A	Class I	Total

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I with respect to the Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Agreement with respect to the Fund. As defined in the

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1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal I (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal I may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

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Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jerry Szilagyi, President, Mutual Fund Series Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by JAG. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and JAG will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and JAG may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $[ ]. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to each Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-855-552-4596, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2020

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.[ ].com

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, President

Dated: [ ]2020

If you have any questions before you vote, please call our proxy information line at [ ]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Mutual Fund Series Trust

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

JAG Large Cap Growth Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints [ ], each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of MFund Services LLC, 36 North New York Avenue, Suite 3F, Huntington, NY 11743 on [ ], 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the JAG Large Cap Growth Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________ Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and JAG Capital Management, LLC, the Fund’s current investment adviser.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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Exhibit A

[PLACEHOLDER FOR INVESTMENT ADVISORY AGREEMENT]

A-1